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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        August 14, 1997 (July 31, 1997)



                               REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



          Tennessee                  0-21772                     62-1412720
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


7132 Commercial Park Drive, Knoxville, Tennessee                    37918
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    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (423) 922-1123



                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.



         On July 31, 1997, Regal Cinemas, Inc. (the "Company") announced the completion of the acquisition of the business of Cobb Theatres, L.L.C. ("Cobb Theatres") through the mergers of three of the Company's wholly-owned subsidiaries with and into R.C. Cobb, Inc. ("Cobb I"), Cobb Theatres II, Inc. ("Cobb II") and Cobb Finance Corp. ("Cobb III"), each an Alabama corporation and wholly-owned subsidiary of Cobb Theatres and the acquisition by the Company of all the partnership interests of Tricob Partnership (the "Partnership"), a general partnership, in accordance with the terms of an Agreement and Plan of Merger dated June 11, 1997. The transaction was accounted for as a pooling of interests. The aggregate consideration paid by the Company was 2,837,594 shares of the Company's Common Stock. The consideration was determined through arm's-length negotiations among the Company, Cobb Theatres and the Partnership.

         In connection with the mergers, the Company also assumed approximately $110 million of liabilities, including $85 million aggregate principal amount outstanding of 10-5/8% Senior Secured Notes due 2003 (the "Notes") issued pursuant to the terms of an Indenture dated March 6, 1996, as amended (the "Indenture"), among Cobb Theatres, Cobb I, Cobb II, Cobb III and IBJ Schroder Bank & Trust Company, as Trustee.

Item 5. Other Events.


         On August 14, 1997, the Company announced the commencement of a tender offer for all of the Notes. Concurrently with the tender offer, the Company is conducting a consent solicitation in order to effect certain changes to the Indenture. The tender offer and consent solicitation are subject to the terms and conditions set forth in documentation which has been sent to holders of the Notes.

Item 7. Financial Statements, Pro Forma Information and Exhibits.


(a) & (b)         Financial Statements of Business Acquired and Pro Forma
                  Financial Information.

                  The Registrant believes that (i) it is impracticable prior to the filing of this Current Report on Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Current Report on Form 8-K is required to be filed.


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(c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated June 11, 1997, by and among Regal Cinemas, Inc., Regal Acquisition Corporation, RAC Corporation, RAC Finance Corp., Cobb Theatres, L.L.C., R. C. Cobb, Inc., Cobb Theatres II, Inc., Cobb Finance Corp. and Tricob Partnership (incorporated by reference to Cobb Theatres, L.L.C.'s Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1997, as filed with the Commission on July 15, 1997) (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement were omitted, but will be provided supplementally to the Commission upon request.).

         2.2 Agreement and Waiver dated July 31, 1997, by an among Regal Cinemas, Inc., Regal Acquisition Corporation, RAC Corporation, RAC Finance Corp., Cobb Theatres, L.L.C., R.C. Cobb, Inc., Cobb Theatres II, Inc., Cobb Finance Corp. and Tricob Partnership.

         10.1 Seventh Amendment to Second Amended and Restated Loan Agreement dated July 30, 1997.

         10.2 Indenture dated March 6, 1996 among Cobb Theatres, L.L.C., R.C. Cobb, Inc., Cobb Theatres II, Inc., Cobb Finance Corp. and IBJ Schroder Bank & Trust Company (incorporated by reference to Exhibit (4)-1 to Cobb Theatres, L.L.C.'s Registration Statement on Form S-4 as filed with the Commission on June 7, 1996 (Registration No. 333-02724)).

         10.3 First Supplemental Indenture dated August 30, 1996 among Cobb Theatres, L.L.C., Cobb Finance Corp., R. C. Cobb, Inc., Cobb Theatres II, Inc. and IBJ Schroder Bank & Trust Company.

         10.4 Second Supplemental Indenture dated July 30, 1997 among Cobb Theatres, L.L.C., Cobb Finance Corp., R. C. Cobb, Inc., Cobb Theatres II, Inc. and IBJ Schroder Bank & Trust Company.

         10.5 Third Supplemental Indenture dated July 31, 1997 among Cobb Theatres, L.L.C., Cobb Finance Corp., R. C. Cobb, Inc., Cobb Theatres II, Inc., Regal Cinemas, Inc. and IBJ Schroder Bank & Trust Company (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement are omitted, but will be provided supplementally to the Commission upon request.).

         99.1     Press Release

         99.2     Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGAL CINEMAS, INC.


Date: August 14, 1997                   By: /s/ Lewis Frazer III
                                            ------------------------------------
                                                Lewis Frazer III
                                                Executive Vice President and
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated June 11, 1997, by and among Regal Cinemas, Inc., Regal Acquisition Corporation, RAC Corporation, RAC Finance Corp., Cobb Theatres, L.L.C., R. C. Cobb, Inc., Cobb Theatres II, Inc., Cobb Finance Corp. and Tricob Partnership (incorporated by reference to Cobb Theatres, L.L.C.'s Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1997, as filed with the Commission on July 15, 1997) (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement were omitted, but will be provided supplementally to the Commission upon request.).

         2.2 Agreement and Waiver dated July 31, 1997, by an among Regal Cinemas, Inc., Regal Acquisition Corporation, RAC Corporation, RAC Finance Corp., Cobb Theatres, L.L.C., R.C. Cobb, Inc., Cobb Theatres II, Inc., Cobb Finance Corp. and Tricob Partnership.

         10.1 Seventh Amendment to Second Amended and Restated Loan Agreement dated July 30, 1997.

         10.2 Indenture dated March 6, 1996 among Cobb Theatres, L.L.C., R.C. Cobb, Inc., Cobb Theatres II, Inc., Cobb Finance Corp. and IBJ Schroder Bank & Trust Company (incorporated by reference to Exhibit (4)-1 to Cobb Theatres, L.L.C.'s Registration Statement on Form S-4 as filed with the Commission on June 7, 1996 (Registration No. 333-02724)).

         10.3 First Supplemental Indenture dated August 30, 1996 among Cobb Theatres, L.L.C., Cobb Finance Corp., R. C. Cobb, Inc., Cobb Theatres II, Inc. and IBJ Schroder Bank & Trust Company.

         10.4 Second Supplemental Indenture dated July 30, 1997 among Cobb Theatres, L.L.C., Cobb Finance Corp., R. C. Cobb, Inc., Cobb Theatres II, Inc. and IBJ Schroder Bank & Trust Company.

         10.5 Third Supplemental Indenture dated July 31, 1997 among Cobb Theatres, L.L.C., Cobb Finance Corp., R. C. Cobb, Inc., Cobb Theatres II, Inc., Regal Cinemas, Inc. and IBJ Schroder Bank & Trust Company (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement are omitted, but will be provided supplementally to the Commission upon request.).

         99.1     Press Release

         99.2     Press Release